UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        August 29, 2001
                                                 ------------------------------


                      Krupp Realty Limited Partnership-VII
-------------------------------------------------------------------------------


Massachusetts                              0-14377           04-2842924
-------------------------------------- -------------- -------------------------
(State or other jurisdiction of        (Commission       (IRS employer
incorporation or organization           file number)      identification no.)


One Beacon Street, Boston, Massachusetts                           02108
----------------------------------------------------------- -------------------
(Address of principal executive offices)                         (Zip code)


                                 (617) 523-7722
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

          Disposition of Courtyard Village Apartments

          On June 12, 2001, Krupp Realty Courtyard Limited Partnership, an entity owned by Krupp Realty Limited Partnership-VII (the "Partnership"), entered into a Purchase and Sale Agreement to sell its interest in Courtyard Village Apartments, a 224-unit multi-family apartment community located in Naperville, Illinois, to Home Properties of NY, LP, an unaffiliated party. The transaction was consummated August 29, 2001 for consideration of $12,768,000, less the assumption of the existing mortgage note and closing costs.

Item 7.   Financial Statements, Pro forma Financial Information and Exhibits

          The following documents are filed as part of this Form 8-K.

     (a)  Financial Statements of Business Acquired

              Not applicable

     (b)  Pro Forma Financial Information

              See "Pro Forma Financial Statements" attached to this Form 8-K.

     (c)  Exhibits

              Exhibit 2.1 Purchase and Sale Agreement dated June 12, 2001 by and among Krupp Realty Courtyards Limited Partnership and Home Properties of New York, L.P.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Krupp Realty Limited Partnership-VII
                                           -------------------------------------
                                                       (Registrant)

                                           BY: /s/ David C. Quade
                                           -------------------------------------
                                           David C. Quade
                                           Treasurer   (Principal  Financial and
                                           Accounting Officer) of The Krupp
                                           Corporation, a General Partner


September 13, 2001

                         PRO FORMA FINANCIAL INFORMATION

On August 29, 2001, Krupp Realty Limited Partnership-VII (the "Partnership") sold its entire interest in Courtyard Village Apartments ("Courtyard"), to Home Properties of New York, L.P., an unaffiliated party, for consideration of $12,768,000.

The Partnership has presented in this Form 8-K, a Pro Forma Consolidated Balance Sheet at December 31, 2000 and Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2001 and the year ended December 31, 2000 to give effect to the sale. See Note 1 to the Pro Forma Consolidated Financial Statements for further discussion of this matter.

In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Partnership would have been for the periods, nor does it purport to represent the Partnership's results of operations for future periods.

              KRUPP REALTY LIMITED PARTNERSHIP-VII AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 2001

                                   (Unaudited)


                                     ASSETS


                             As Reported
                             on Form 10-Q     Courtyard
                                  at          Pro Forma       Pro Forma
                            June 30, 2001    Adjustments    June 30, 2001
                               (Note 1)        (Note 1)        (Note 1)
                            -------------    -----------    -------------

Multi-family apartment
 communities, net of
 accumulated depreciation   $   3,737,374    $         -    $   3,737,374
Multi-family apartment
 communities available for
 sale                           3,650,276     (3,650,276)               -
Cash and cash equivalents         246,635      7,586,651        7,833,286
Cash restricted for tenant
 security deposits                 28,022        (28,022)               -
Replacement reserve escrow         77,043        (77,043)               -
Due from affiliates                45,234        (17,395)          27,839
Prepaid expenses and other
 assets                           327,235       (154,350)         172,885
Investment in securities           65,340              -           65,340
Deferred expense, net of
 accumulated amortization          92,185        (92,185)               -
                            -------------    -----------    -------------

     Total assets           $   8,269,344    $ 3,567,380    $  11,836,724
                            =============    ===========    =============


                        LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

Liabilities:
  Mortgage notes payable    $  10,047,550    $(5,081,015)   $   4,966,535
  Accrued expenses and
   other liabilities              621,134       (287,512)         333,622
                            -------------    -----------    -------------

     Total liabilities         10,668,684     (5,368,527)       5,300,157

  Partners' capital
   (deficit)                   (2,399,340)     8,935,907        6,536,567
                            -------------    -----------    -------------

     Total liabilities
      and partners' capital
      (deficit)             $   8,269,344    $ 3,567,380   $  11,836,724
                            =============    ===========    =============













                 See accompanying note to pro forma consolidated
                             financial statements.

              KRUPP REALTY LIMITED PARTNERSHIP-VII AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 2001

                                   (Unaudited)


                             As Reported                    Pro Forma for
                             on Form 10-Q                        the
                             for the Six      Courtyard      Sixth Months
                             Months Ended     Pro Forma         Ended
                            June 30, 2001    Adjustments    June 30, 2001
                               (Note 1)        (Note 1)        (Note 1)
                            -------------    -----------    -------------

Revenue:
  Rental                    $   2,109,834    $(1,040,213)   $   1,069,621
  Other income                      5,594           (292)           5,302
                            -------------    -----------    -------------

     Total revenue              2,115,428     (1,040,505)       1,074,923
                            -------------    -----------    -------------

Expenses:
  Operating                       587,155       (295,847)         291,308
  Maintenance                     190,022       (110,112)          79,910
  Real estate taxes               226,954        (95,631)         131,323
  Management fees                  92,301        (45,092)          47,209
  General and administrative      158,578              -          158,578
  Depreciation and
   amortization                   684,810       (461,998)         222,812
  Interest                        459,119       (200,980)         258,139
                            -------------    -----------    -------------

     Total expenses             2,398,939     (1,209,660)       1,189,279
                            -------------    -----------    -------------

Net income (loss)           $    (283,511)   $   169,155    $    (114,356)
                            =============    ===========    =============















                 See accompanying note to pro forma consolidated
                             financial statements.

              KRUPP REALTY LIMITED PARTNERSHIP-VII AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000

                                   (Unaudited)


                             As Reported
                             on Form 10-K                     Pro Forma
                             for the Year                    for the Year
                                Ended         Courtyard         Ended
                             December 31,     Pro Forma      December 31,
                                2000         Adjustments         2000
                              (Note 1)        (Note 1)         (Note 1)
                            -------------    -----------    -------------

Revenue:
  Rental                    $   4,184,217    $(2,069,308)   $   2,114,909
  Other income                     18,534         (1,346)          17,188
                            -------------    -----------    -------------

     Total revenue              4,202,751     (2,070,654)       2,132,097
                            -------------    -----------    -------------

Expenses:
  Operating                     1,045,932       (510,751)         535,181
  Maintenance                     321,259       (185,538)         135,721
  Real estate taxes               418,345       (155,910)         262,435
  Management fees                 185,038        (91,333)          93,705
  General and administrative      197,064              -          197,064
  Depreciation and
   amortization                 1,444,361       (985,013)         459,348
  Interest                        870,240       (405,015)         465,225
                            -------------    -----------    -------------

     Total expenses             4,482,239     (2,333,560)       2,148,679
                            -------------    -----------    -------------

Net income (loss)           $    (279,488)   $   262,906    $     (16,582)
                            =============    ===========    =============













                 See accompanying note to pro forma consolidated
                             financial statements.

              KRUPP REALTY LIMITED PARTNERSHIP-VII AND SUBSIDIARIES

                     NOTE TO PRO FORMA FINANCIAL STATEMENTS


(1)  Basis of Presentation

     The Pro Forma Balance Sheet at June 30, 2001 is based on the historical consolidated Balance Sheet of the Partnership as reported on Form 10-Q for the quarter ended June 30, 2001. The Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale. The Pro Forma Consolidated Balance Sheet at June 30, 2001 reflects the balance sheet as if the sale had occurred prior to June 30, 2001.

     The Pro Forma consolidated Statement of Operations for the six months ended June 30, 2001 is based on the historical Consolidated Statement of Operations of the Partnership as reported on Form 10-Q for the six months ended June 30, 2001. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000 is based on the historical Consolidated Statement of Operations for the Partnership as presented in the annual report of Form 10-K for the year ended December 31, 2000. The Pro Forma adjustments represent Courtyard's net income for the respective period presented. The Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2001 and for the year ended December 31, 2000 reflect the results of operations of the Partnership as if the Partnership had sold Courtyard prior to January 1, 2000. The Pro Forma Consolidated Statements of Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.

                                  EXHIBIT INDEX


Exhibit No.                         Description

     2.1 Purchase and Sale Agreement dated June 12, 2001 by and among Krupp Realty Courtyard Limited Partnership and Home Properties of New York, L.P.